SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 20, 2004


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)






         DELAWARE                    33-60032                    62-1518973
 (State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)





                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)

           Registrant's telephone, including area code (901) 320-8100


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 20, 2004, Buckeye Technologies Inc. (the "Company") issued a press release regarding its results of operations for the quarter ended March 31, 2004, including a statement of operations for that quarter, a consolidated balance sheet as of March 31, 2004, a consolidated statement of cash flow for that quarter, and supplemental financial data. In addition, on April 21, 2004, the Company will hold a teleconference at 9:30 a.m. Central to discuss the third quarter. The teleconference can be accessed via the website www.streetevents.com, the Company's website homepage at www.bkitech.com or via telephone at (800) 310-1961 within the United States or (719) 457-2692 for international callers.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,


                            BUCKEYE TECHNOLOGIES INC.


                            /s/ Kristopher J. Matula
                            ----------------------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer April 20, 2004